--------------------------------------------------------------------------------

SAFECO RESOURCE SERIES TRUST                                PROSPECTUS
SAFECO Plaza
Seattle, Washington   98185                                 APRIL 30, 1997


The Bond Portfolio (or the "Portfolio") described in this Prospectus is a series of the SAFECO Resource Series Trust ("Trust"), an open-end, management investment company consisting of six separate series. Shares of the Trust are offered to life insurance companies, which may or may not be affiliated with one another ("Participating Insurance Companies"), for allocation to certain of their separate accounts established for the purpose of funding variable life insurance policies and variable annuity contracts ("Variable Contracts") and may also be offered directly to qualified pension and retirement plans ("Qualified Plans").

This Prospectus sets forth the information a prospective investor should know before investing. PLEASE READ AND RETAIN THE PROSPECTUS FOR FUTURE REFERENCE.
A Statement of Additional Information, dated April 30, 1997 and incorporated herein by reference, has been filed with the Securities and Exchange
Commission and is available at no charge upon request by calling 1-800-624-5711 or writing SAFECO Securities, Inc., SAFECO Plaza, Seattle, WA 98185. The Statement of Additional Information and other information about the Portfolio is also available on the Securities and Exchange Commission website at http://www.sec.gov. The Statement of Additional Information contains more information about most of the topics in this Prospectus as well as information about the trustees and officers of the Trust.

The BOND PORTFOLIO has as its investment objective to seek to provide as high a level of current income as is consistent with the relative stability of capital. The Bond Portfolio invests primarily in medium-term debt securities.

There are market risks in all securities transactions. There is no assurance that the Portfolio will achieve its investment objective. See "The Trust and the Bond Portfolio's Investment Policies" for more information.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No dealer, salesperson or other person has been authorized to give any information or to make any representation, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or SAFECO Securities. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy by the Trust or by SAFECO Securities in any state in which such offer or solicitation may not lawfully be made.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

Introduction to the Trust and the Portfolio  . . . . . . . . . . . . .

Fund Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . .

The Trust and the Bond Portfolio's Investment Policies . . . . . . . .

Portfolio Manager  . . . . . . . . . . . . . . . . . . . . . . . . . .

Information about Share Ownership and Companies that Provide Services to the Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Persons Controlling the Trust. . . . . . . . . . . . . . . . . . . . .

Sale and Redemption of Shares. . . . . . . . . . . . . . . . . . . . .

Performance Information. . . . . . . . . . . . . . . . . . . . . . . .

Portfolio Distributions and Tax Information. . . . . . . . . . . . . .

Share Price Calculation. . . . . . . . . . . . . . . . . . . . . . . .

Ratings Supplement . . . . . . . . . . . . . . . . . . . . . . . . . .

-------------------------------------------
INTRODUCTION TO THE TRUST AND THE PORTFOLIO
-------------------------------------------

The Trust is a series investment company that currently issues shares representing six mutual funds (the "Trust Portfolios"), only one of which, the Bond Portfolio, is offered through this Prospectus. The Bond Portfolio is a diversified series of the Trust, an open-end, management investment company that continuously offers to sell and to redeem (buy back) its shares at the current net asset value per share without any sales or redemption charges or 12b-1 fees. (See "Share Price Calculation" for more information.)

Shares of the Portfolio are issued and redeemed in connection with investments in and payments under certain Variable Contracts issued through separate accounts of Participating Insurance Companies. Shares of the Trust may also be offered directly to Qualified Plans. The Participating Insurance Companies and the Qualified Plans may or may not make all of the Trust Portfolios available for investment.

Although the Trust does not foresee any disadvantage to Variable Contract owners arising out of the fact that the Trust may offer its shares to Qualified Plans and for products offered by Participating Insurance Companies, the interests of Variable Contract owners or Qualified Plan participants might at some time be in conflict due to future differences in tax treatment or other considerations. Therefore, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may occur and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance company separate accounts or Qualified Plans might withdraw its investment in the Trust, which might force the Trust to sell portfolio securities at disadvantageous prices. In addition, the Trust's Board of Trustees may refuse to sell shares of any of the Trust Portfolios to any separate account or Qualified Plan or terminate the offering of shares of any of the Trust Portfolios if such action is required by law or regulatory authority or is in the best interests of the shareholders of any Trust Portfolio.

The Portfolio is managed by SAFECO Asset Management Company ("SAM"). SAM is headquartered in Seattle, Washington and managed over $2.5 billion in mutual fund assets as of December 31, 1996. SAM has been an advisor to mutual funds and other investment portfolios since 1973 and its predecessors have been such advisers since 1932. See "Information about Share Ownership and Companies that Provide Services to the Trust" for more information.

There is a risk that the market value of the Portfolio's securities may decrease and result in a decrease in the value of a shareholder's investment. The value of the Bond Portfolio will normally fluctuate inversely with changes in market interest rates. See "The Trust and the Bond Portfolio's Investment Policies" for more information.

-------------
FUND EXPENSES
-------------


A.   SHAREHOLDER TRANSACTION EXPENSES FOR THE PORTFOLIO

                 Sales Load
Sales Load       Imposed on
Imposed on       Reinvested     Deferred        Redemption
Purchases        Dividends      Sales Load      Fees            Exchange Fees
---------        ---------      ----------      -----           -------------

None             None           None            None            None

B.   ANNUAL OPERATING EXPENSES
     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                            Total Annual
                                      Other                 Operating
                         Management   Expenses              Expenses
Portfolio   12b-1 Fees   Fee          After Reimbursement   After Reimbursement
---------   ----------   ---          -------------------   -------------------

Bond          None            .73%           .00%                  .73%

     During the year ended December 31, 1996, SAFECO Life Insurance Company ("SAFECO Life") paid for or reimbursed all of the Other Expenses of the Bond Portfolio. Expenses before such reimbursement as a percentage of average net assets were .87%.

     SAFECO Life will continue to pay all Other Expenses of the Portfolio until the Portfolio's assets exceed $20 million. Once the Portfolio's net assets exceed $20 million, all of the Other Expenses of the Portfolio will be paid by the Portfolio. (See "Persons Controlling the Trust" for more information.)

C.   EXAMPLE OF EXPENSES

You would pay the following expenses on a $1,000 investment assuming a 5% annual return. The example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed in "Total Annual Operating Expenses After Reimbursement" above remain the same in the years shown.

Portfolio        1 Year         3 Years         5 Years         10 Years
---------        ------         -------         -------         --------

Bond             $  7           $  23           $  41           $  91

The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Portfolio would bear, directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE PORTFOLIO'S ACTUAL EXPENSES OR PERFORMANCE MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS REQUIRED BY SECURITIES AND EXCHANGE COMMISSION REGULATIONS APPLICABLE TO ALL MUTUAL FUNDS AND IT IS NOT A PREDICTION OF, NOR DOES IT REPRESENT, PAST OR FUTURE EXPENSES OR THE PERFORMANCE OF THE PORTFOLIO.

--------------------
FINANCIAL HIGHLIGHTS
--------------------


The amounts shown for the Portfolio in the Financial Highlights table that follows are based upon a single share outstanding throughout the period indicated. The following selected data has been derived from financial statements that have been audited by Ernst & Young LLP. The data should be read in conjunction with the financial statements, related notes and other financial information included in the Trust's annual report to shareholders and incorporated by reference in the Trust's Statement of Additional Information. A copy of the Trust's Statement of Additional Information may be obtained by calling the number on the front page of this Prospectus.

FINANCIAL HIGHLIGHTS
(For a Share Outstanding Throughout the Period)

SAFECO RESOURCE SERIES TRUST -BOND PORTFOLIO

The supplemental financial information and performance data has been derived from the Financial Statements and should be read in conjunction therewith.

                                                                                                                    April 3, 1987
                                                                   Year Ended December 31                          (Initial Public
                                                                                                                       Offering)
                                     1996     1995     1994     1993     1992     1991     1990     1989     1988  To Dec. 31, 1987
                                 --------------------------------------------------------------------------------------------------

NET ASSET VALUE AT BEGINNING
  OF PERIOD                        $11.31   $10.20   $11.12   $10.82   $10.80   $10.09   $10.18    $9.83    $9.90       $10.15

INCOME FROM INVESTMENT
  OPERATIONS:
   Net investment income              .62      .71      .59      .56      .58      .70      .74      .75      .75          .32
   Net realized and unrealized
     gain (loss) on investments      (.56)    1.11     (.92)     .58      .16      .71     (.07)     .36     (.06)        (.25)

      Total from investment
        operations                    .06     1.82     (.33)    1.14      .74     1.41      .67     1.11      .69          .07

LESS DISTRIBUTIONS:
   Dividends from net investment
     income                          (.62)    (.71)    (.59)    (.56)    (.58)    (.70)    (.74)    (.75)    (.75)        (.32)
   Distributions from capital
     gains                             --       --       --     (.28)    (.14)      --     (.02)    (.01)    (.01)          --

       Total distributions           (.62)    (.71)    (.59)    (.84)    (.72)    (.70)    (.76)    (.76)    (.76)        (.32)

NET ASSET VALUE AT END OF PERIOD   $10.75   $11.31   $10.20   $11.12   $10.82   $10.80   $10.09   $10.18    $9.83        $9.90


Total Return                         .54%   17.87%   (2.93%)  10.55%    6.82%   13.98%    6.57%   11.30%    7.03%      2.90%+*

Net assets at end of period
  (000's omitted)                 $15,991  $14,257  $13,361  $13,245   $9,172   $4,852   $3,228   $2,700   $2,244       $2,079
Ratio of expenses to average
  net assets                         .73%     .72%     .72%     .73%     .74%     .74%     .74%     .73%     .74%       .74%++
Ratio of expenses to average
  net assets before expense
  reimbursement                      .87%     .94%     .89%        -        -        -        -        -        -            -
Ratio of net investment income
  to average net assets             5.64%    6.50%    5.53%    5.68%    6.96%    7.26%    7.48%    7.47%    7.37%      7.11%++
Portfolio turnover ratio          140.90%   77.93%  147.22%   60.20%   46.66%   36.31%    7.21%    8.42%    5.36%      2.81%++


 *  Unaudited
 +  Not annualized
 ++ Annualized

------------------------------------------------------
THE TRUST AND THE BOND PORTFOLIO'S INVESTMENT POLICIES
------------------------------------------------------

The Trust is a Delaware business trust established by a Trust Instrument dated May 13, 1993. The Trust currently consists of six series, each of which, including the Bond Portfolio, is a diversified series of the Trust.

The investment objective and investment policies for the Portfolio are described below. The Trust's Board of Trustees may change the Portfolio's objective without shareholder vote, but no such change will be made without 30 days' prior written notice to shareholders of the Portfolio. In the event the Portfolio changes its investment objective, the new objective may not meet the investment needs of every shareholder and may be different from the objective a shareholder considered appropriate at the time of initial investment.

Unless otherwise stated, all investment policies and limitations described below under "Investment Objective and Policies" and "Additional Investment Practices" are non-fundamental and may be changed without shareholder vote. If the Portfolio follows a percentage limitation at the time of investment, a later increase or decrease in values, assets or other circumstances will not be considered in determining whether the Portfolio complies with the applicable policy (except to the extent the change may impact the Portfolio's borrowing limits.)

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Bond Portfolio is to seek as high a level of current income as is consistent with the relative stability of capital.

To pursue its objective, the Bond Portfolio:

1.   WILL INVEST PRIMARILY IN MEDIUM-TERM DEBT SECURITIES.

2. MAY INVEST UP TO 50% OF ITS TOTAL ASSETS IN MORTGAGE RELATED SECURITIES. These securities (a) are either investments in a pool of mortgages or in securities secured by a pool of mortgages and (b) must be rated in the top two grades by either Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"). Unlike conventional bonds, the principal on mortgage-related securities is paid back over the life of the loan rather than at maturity. Consequently, the Bond Portfolio will receive monthly scheduled payments of both principal and interest. In addition, the Bond Portfolio may receive unscheduled principal payments representing unscheduled prepayments on the underlying mortgages which could lower the overall return of the investment.

     Because the Bond Portfolio must reinvest scheduled and unscheduled principal payments at prevailing interest rates at the time of such investment, and because such interest rates may be higher or lower than the current yield of the Bond Portfolio, mortgage-related securities may not be an effective means to lock in long-term interest rates. In addition, prices of mortgage-related securities like conventional bonds are inversely affected by changes in interest rate levels. Because of the likelihood of increased prepayments of mortgages in times of declining interest rates, they have less potential for capital appreciation than comparable fixed-income securities and may in fact decrease in value when interest rates fall. Mortgage-related securities include:

     (a) Government National Mortgage Association ("GNMA") securities, which are interests in pools of mortgage loans issued by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration and issued by GNMA. Once approved by GNMA, the timely payment of principal and interest by each mortgage pool is guaranteed by GNMA. This guarantee represents a general obligation of the U.S. Treasury.

     (b) Mortgage pass-through securities issued by the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").

     (c) Conventional pass-through mortgage securities issued by non-governmental issuers.

     (d) Collateralized Mortgage Obligations ("CMOs"), which are securities that have been pledged as collateral mortgages or mortgage-backed securities and are issued by non-government issuers.

     (e) Mortgage pass-through bonds and mortgage-backed bonds issued by non-government issuers. A mortgage pass-through bond is an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to the repayment of the bond. A mortgage-backed bond is a general obligation of an issuer secured by a first lien on a pool of mortgages.

     (f)  Securities which are derivatives of securities listed in (a),(b) and
          (c) above. Derivative mortgage securities are created from the cash flows of mortgages or pools of mortgages. While the derivative securities retain the combination of quality and yield possessed by the underlying collateral, the cash flows are reshaped to suit various investment strategies. Examples of such securities include residuals from CMOs, floating rate notes, inverse floating rate notes, interest only and principal only strips and junior/senior securities. Certain derivatives may be extremely risky investments because, among other things, they may be particularly sensitive to changes in interest rates. (The Portfolio will not invest in leveraged derivatives.)

3. MAY INVEST UP TO 30% OF ITS TOTAL ASSETS IN DEBT SECURITIES OF ISSUERS IN EACH OF THE FOLLOWING SECTORS: DOMESTIC INDUSTRIALS, DOMESTIC UTILITIES, SUPRANATIONALS, YANKEE AND FOREIGN.

     SUPRANATIONAL ISSUERS are organizations whose memberships include two or more national governments and which have a limited right to draw on the resources of such governments. Examples of such issuers include the World Bank, the European Investment Bank, the European Economic Community and the European Coal and Steel Community.

     The YANKEE SECTOR is made up of securities issued in the U.S. by foreign issuers. These bonds involve investment risks that are different from those of domestic issuers. Such risks may include nationalization of the issuer, confiscatory taxation by the foreign government, establishment of controls by the foreign government that would inhibit the remittance of amounts due the Bond Portfolio, lack of comparable publicly-available information concerning foreign issuers, the lack of comparable accounting and auditing practices in foreign countries and finally, in the event of default, difficulty of enforcing claims against foreign issuers.

     The FOREIGN SECTOR is made up of securities issued and traded outside of the U.S. by either U.S. or foreign issuers. These securities may be denominated in U.S. dollars (e.g., Eurobonds) or foreign currency and may be held in the U.S. or a foreign country. In addition to the risks discussed in connection with the Yankee sector, these bonds would be traded in a market subject to less regulation than U.S. markets and have the liquidity and settlement problems attendant in some foreign markets. Those bonds denominated in foreign currencies have the risk of an unfavorable exchange rate fluctuation subsequent to purchase by the Bond Portfolio.

     SAM will make every effort to analyze potential investments in foreign issuers on the same basis as the rating services analyze domestic issuers. Because public information is not always comparable to that available on domestic issuers, this may not be possible. Therefore, while SAM will make every effort to select investments in foreign securities on the same basis relative to quality and risk as its investments in domestic securities, it may not always be able to do so. There are also currency risks associated with foreign investments.

4. MAY INVEST IN INVESTMENT GRADE AND BELOW INVESTMENT GRADE CORPORATE DEBT SECURITIES. No more than 20% of the Bond Portfolio's assets will be invested in corporate debt securities which are rated lower than the top four grades by S&P or Moody's (such top four grades constitute "investment grade" securities) or, if not rated, are in the opinion of SAM of less than investment grade quality.

     Bonds which are rated lower than the top four grades by S&P (BB and below) and Moody's (Ba and below) are referred to as high-yield bonds or "junk bonds." The Bond Portfolio does not intend to purchase high-yield bonds for the coming year, but may retain bonds which were investment grade at the time of purchase but later downgraded to lower than the top four grades assigned by S&P or Moody's. High-yield bonds normally offer a current yield or yield-to-maturity which is significantly higher than the yield available from investment grade bonds. However, high-yield bonds are speculative and involve greater investment risks due to the issuer's reduced creditworthiness and increased likelihood of default and bankruptcy. Generally, high-yield bonds are subject to greater price changes, fluctuations in yield and risk to principal and income than higher rated bonds of the same maturity. For more information on ratings see the "Ratings Supplement" section of this Prospectus, and for more information on the special risks associated with high-yield bonds see the Trust's Statement of Additional Information.

     SAM uses S&P and Moody's ratings only as a preliminary indicator of investment quality. SAM will periodically research each high-yield bond held in the Bond Portfolio, whether rated or not rated, to analyze such factors as the issuer's interest and dividend coverage, asset coverage, earnings prospects and managerial strength.


5. MAY INVEST IN OBLIGATIONS OF, OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES including (a) securities backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills, notes and bonds; (b) securities issued by U.S. Government agencies or instrumentalities that are not backed by the full faith and credit of the U.S. Government but are supported by the issuer's right to borrow from the U.S. Treasury, such as securities issued by FNMA and FHLMC; and (c) securities supported solely by the creditworthiness of the issuer, such as securities issued by Tennessee Valley Authority ("TVA"). While U.S. Government securities are considered to be of the highest credit quality available, they are subject to the same market risks as comparable debt securities.

6. MAY INVEST IN ASSET-BACKED SECURITIES, WHICH REPRESENT INTERESTS IN, OR ARE SECURED BY AND PAYABLE FROM, POOLS OF ASSETS SUCH AS CONSUMER LOANS, AUTOMOBILE RECEIVABLE SECURITIES, CREDIT CARD RECEIVABLE SECURITIES, AND INSTALLMENT LOAN CONTRACTS. These securities may be supported by credit enhancements such as letters of credit. Payment of interest and principal ultimately depends upon borrowers paying the underlying loans. There exists a risk of default by the underlying borrowers and recovery on repossessed collateral may be unavailable or inadequate to support payments on asset-backed securities. In addition, asset-backed securities are subject to prepayment risks which may reduce the overall return of the investment.

Generally, bond values fluctuate inversely with changes in interest rates. The longer the maturity or the poorer the quality of a bond, the greater volatility it will have. The principal risks of investment in the Bond Portfolio have been discussed in connection with specific types of securities above.

ADDITONAL INVESTMENT PRACTICES

The Portfolio may also follow the investment practices described below:


1. MAY HOLD CASH OR INVEST TEMPORARILY IN HIGH-QUALITY COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, SHARES OF NO-LOAD, OPEN-END MONEY MARKET FUNDS OR REPURCHASE AGREEMENTS. The Portfolio may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from dividend distributions or the sale of portfolio securities. With respect to repurchase agreements, the Portfolio will invest no more than 5% of its total assets in qualified repurchase agreements and will not purchase repurchase agreements that mature in more than seven days.

2. MAY INVEST FOR SHORT-TERM PURPOSES WHEN SAM BELIEVES SUCH ACTION TO BE DESIRABLE AND CONSISTENT WITH SOUND INVESTMENT PROCEDURES. The Portfolio, however, will not engage primarily in trading for the purpose of short-term profits. The Portfolio may dispose of securities whenever it is deemed advisable without regard to the length of time the securities have been held.

3. MAY INVEST UP TO 10% OF TOTAL ASSETS IN RESTRICTED SECURITIES ELIGIBLE FOR RESALE UNDER RULE 144A ("RULE 144A SECURITIES"), PROVIDED THAT SAM HAS DETERMINED THAT SUCH SECURITIES ARE LIQUID UNDER GUIDELINES ADOPTED BY THE BOARD OF TRUSTEES. Restricted securities may be sold only in offerings registered under the Securities Act of 1933, as amended ("1933 Act"), or in transactions exempt from the registration requirements under the 1933 Act. Rule 144A under the 1933 Act provides an exemption for the resale of certain restricted securities to qualified institutional buyers. Investing in restricted securities may increase the Portfolio's illiquidity to the extent that qualified institutional buyers or other buyers are unwilling to purchase the securities. As a result, the Portfolio may not be able to sell these securities when its investment adviser deems it advisable to sell, or may have to sell them at less than fair value. In addition, market quotations are sometimes less readily available for restricted securities. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

FUNDAMENTAL POLICIES

The Portfolio is subject to the following fundamental policies which cannot be changed without shareholder vote:

1. MAY NOT INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN THE SECURITIES OF ANY ONE ISSUER, EXCEPT THAT (i) UP TO 25% OF THE VALUE OF THE PORTFOLIO'S ASSETS (NOT INCLUDING SECURITIES ISSUED BY ANOTHER INVESTMENT COMPANY) MAY BE INVESTED WITHOUT REGARD TO THIS LIMIT, AND (ii) UP TO 100% OF THE PORTFOLIO'S TOTAL ASSETS MAY BE INVESTED IN OBLIGATIONS OF OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES;

2. MAY NOT, WITH RESPECT TO 100% OF THE VALUE OF ITS TOTAL ASSETS, PURCHASE MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES);

3. MAY NOT PURCHASE SECURITIES OF ANY ISSUER (OTHER THAN OBLIGATIONS OF, OR GUARANTEED BY, THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES) IF SUCH PURCHASE WOULD CAUSE MORE THAN TEN PERCENT (10%) OF ANY CLASS OF SECURITIES OF SUCH ISSUER TO BE HELD BY THE PORTFOLIO;

4. MAY NOT INVEST MORE THAN 25% OF THE TOTAL ASSETS IN ANY ONE INDUSTRY. SECURITIES OF FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS ARE CONSIDERED TO BE ONE INDUSTRY. The Portfolio will not concentrate its assets in particular industries. The 25% limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to mortgage-related securities; and

5. MAY BORROW MONEY ONLY FOR TEMPORARY OR EMERGENCY PURPOSES FROM A BANK OR AFFILIATE OF SAFECO CORPORATION AT AN INTEREST RATE NOT GREATER THAN THAT AVAILABLE FROM COMMERCIAL BANKS. The Portfolio will not borrow amounts in excess of 5% of its total assets. The Portfolio intends to exercise its borrowing authority primarily to meet shareholder redemptions under circumstances where redemptions exceed available cash.

For more information, see the "Investment Policies" and "Additional Investment Information" sections of the Trust's Statement of Additional Information.





-----------------
PORTFOLIO MANAGER
-----------------

The manager for the Bond Portfolio is Michael C. Knebel, Vice President, SAM. Mr. Knebel began serving as portfolio manager for the Portfolio in 1995. He has served as portfolio manager for other SAFECO mutual funds since 1989.

The portfolio manager and certain other persons related to SAM and the Portfolio are subject to written policies and procedures designed to prevent abusive personal securities trading. Incorporated within these policies and procedures are recommendations made by the Investment Company Institute (the trade group for the mutual fund industry) with respect to personal securities trading by persons associated with mutual funds. Those recommendations include preclearance procedures and blackout periods when certain personnel may not trade in securities that are the same or related securities being considered for purchase or sale by the Portfolio.



---------------------------------------------------------------------
INFORMATION ABOUT SHARE OWNERSHIP AND COMPANIES THAT PROVIDE SERVICES
TO THE TRUST
---------------------------------------------------------------------


Shares of the Portfolio represent equal proportionate interests in the assets of the Portfolio only and have identical voting, dividend, redemption, liquidation and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares.

Shares of the Trust may be owned by the separate accounts of Participating Insurance Companies and by Qualified Plans (see

"Introduction to the Trust and the Portfolio"). Pursuant to the Investment Company Act of 1940 (the "1940 Act"), Participating Insurance Companies will solicit voting instructions from Variable Contract owners with respect to any matters that are presented to a vote of shareholders. See the separate account prospectus for the Variable Contract for more information regarding the pass-through of these voting rights. With respect to Qualified Plans, the Trustees of such plans will vote the shares held by the Qualified Plans, except that in certain cases such shares may be voted by a named fiduciary or an investment manager pursuant to the Employee Retirement Security Act of 1974. There is no pass-through voting to the participants in the Qualified Plans.

On any matter submitted to a vote of shareholders, all shares of the Trust Portfolios then issued and outstanding and entitled to vote shall be voted in the aggregate and not by portfolio except for matters concerning only a portfolio. Certain matters approved by a vote of all shareholders of the Trust may not be binding on a portfolio whose shareholders have not approved such matter. The holders of each share of a Trust Portfolio shall be entitled to one vote for each full share and a fractional vote for each fractional share. Shares of one Trust Portfolio may not bear the same economic relationship to the Trust as another Trust Portfolio.

The Trust does not intend to hold annual meetings of shareholders of the Trust Portfolios. The Trustees will call a special meeting of shareholders of a Trust Portfolio only if required by the 1940 Act, in their written discretion, or upon the written notice of holders of 10% or more of the outstanding shares of the Trust Portfolio entitled to vote.

Under Delaware law, the shareholders of the Trust Portfolios will not be personally liable for the obligations of any Trust Portfolio; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Trust Portfolio contain a statement that such obligation may only be enforced against the assets of the Trust or the Trust Portfolio and generally provides for indemnification out of Trust or the Trust Portfolio's property of any shareholder nevertheless held personally liable for Trust or a Trust Portfolio's obligations, respectively.

SAM is the investment adviser for the Portfolio under an agreement with the Trust. Under the agreement, SAM is responsible for the overall management of the Trust's and the Portfolio's business affairs. SAM provides investment research, advice, management and supervision to the Trust and the Portfolio. Consistent with the Portfolio's investment objectives and policies, SAM determines what securities will be purchased, retained or sold by the Portfolio, and implements those decisions. The Portfolio's turnover rate is set forth in the "Financial Highlights" section. The Portfolio's turnover rate will vary from year to year. A high portfolio turnover rate involves correspondingly higher transaction costs in the form of broker commissions, dealer spreads and other costs that the Portfolio will bear directly. The Portfolio pays SAM an annual management fee of .74% of the Portfolio's net assets ascertained each business day and paid monthly.

The distributor of the Portfolio's shares under an agreement with the Trust is SAFECO Securities, Inc. ("SAFECO Securities"), a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. SAFECO Securities is not compensated by the Trust or the Portfolio for these services.

The transfer, dividend and distribution disbursement and shareholder servicing agent for the Portfolio under an agreement with the Trust is SAFECO Services Corporation ("SAFECO Services"). SAFECO Services is not compensated by the Trust or the Portfolio for these services.


-----------------------------
PERSONS CONTROLLING THE TRUST
-----------------------------


As of the date of this prospectus, SAFECO Life Insurance Company ("SAFECO Life") controlled the Bond Portfolio. SAFECO Life is a stock life insurance company incorporated under the laws of Washington, with headquarters at 15411 N.E. 51st Street, Redmond, Washington. SAFECO Life is a wholly-owned subsidiary of SAFECO Corporation, and is an affiliated company of SAM, SAFECO Securities and SAFECO Services, the investment adviser, principal underwriter and transfer agent, respectively, of the Trust. SAFECO Life advanced all costs for the organization of the Trust. SAFECO Corporation, SAM, SAFECO Securities and SAFECO Services have their principal place of business at SAFECO Plaza, Seattle, Washington 98185.

-----------------------------
SALE AND REDEMPTION OF SHARES
-----------------------------


The Portfolio is a series of SAFECO Resource Series Trust, a Delaware business trust, which issues an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series of shares of the Trust without the approval of shareholders.

Shares are sold to the separate accounts of Participating Insurance Companies and may also be sold to Qualified Plans. Shares of the Portfolio are purchased and redeemed at net asset value. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts and by the Qualified Plans. Variable Contract owners and Qualified Plan participants do not deal directly with the Trust with respect to acquisition or redemption of shares. The Board of Trustees of the Trust may refuse to sell shares of the Portfolio to any person, or may suspend or terminate the offering of shares of the Portfolio if such action is required by law or by any regulatory authority having jurisdiction or is, in the sole discretion of the Trustees acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of the Portfolio.


-----------------------
PERFORMANCE INFORMATION
-----------------------


The Portfolio's yield, effective yield, total return and average annual total return may be quoted in advertisements. Performance figures are indicative only of past performance and are not intended to represent future investment results. The yield and share price of the Bond Portfolio will fluctuate and your shares, when redeemed, may be worth more or less than you originally paid for them.

Yield is the annualization on a 360-day basis of the Portfolio's net income per share over a 30-day period divided by the Portfolio's net asset value per share on the last day of the period. Total return is the total percentage change in an investment in the Portfolio, assuming the reinvestment of dividends and capital gains distributions over a stated period of time. Average annual total return is the annual percentage change in an investment in the Portfolio, assuming the reinvestment of dividends and capital gains distributions, over a stated period of time.

RANKINGS

From time to time, the Portfolio may advertise its rankings. Rankings are calculated by independent companies that monitor mutual fund performance (e.g. CDA Technologies, Lipper Analytical Services, Inc. and Morningstar, Inc.) and are reported periodically in national financial publications such as BARRON'S, BUSINESS WEEK, FORBES, INVESTOR'S BUSINESS DAILY, MONEY MAGAZINE and THE WALL STREET JOURNAL. In addition, non-standardized performance figures may accompany the standardized figures described above. Non-standardized figures may be calculated in a variety of ways, including but not necessarily limited to, different time periods and different initial investment amounts. The Portfolio may also compare its performance to the performance of the Standard & Poor's 500 Index and other relevant indices. Performance information and quoted rankings are indicative only of past performance and are not intended to represent future investment results.

OTHER CHARGES

The Portfolio does not impose a sales charge. However, other charges payable by all shareholders include investment advisory fees. These charges affect the Portfolio's calculation of yield, effective yield, total return and average annual total return.

-------------------------------------------
PORTFOLIO DISTRIBUTIONS AND TAX INFORMATION
-------------------------------------------


The Portfolio intends to continue to elect and to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its net investment income and net capital gains to its shareholders (the separate accounts of Participating Insurance Companies and Qualified Plans) and meeting other requirements of the Internal Revenue Code relating to the sources of its income and diversification of its assets.

The Portfolio is treated as a separate entity for federal income tax purposes and, therefore, the investments and results of the Trust Portfolios are not aggregated for purposes of determining net ordinary income (loss) or net realized capital gains (losses).

All dividends are distributed to shareholders (separate accounts of Participating Insurance Companies and Qualified Plans) and will be automatically reinvested in Trust shares. Dividends and distributions made by the Portfolio to the separate accounts are taxable, if at all, to the Participating Insurance Companies; they are not taxable to Variable Contract owners. Dividends and distributions made by the Portfolio to Qualified Plans are not taxable to the Qualified Plans or to the participants thereunder.


In addition to the diversification requirements in Subchapter M, the Portfolio is required to satisfy diversification requirements of Section 817(h) of the Internal Revenue Code and the Investment Company Act. Failure to comply with the requirements of Section 817(h) could result in taxation of the insurance company and immediate taxation of the owners of variable annuity and variable life insurance contracts to the full extent of appreciation under the contracts.

Variable Contract owners should refer to the prospectuses relating to their contracts regarding the federal income tax treatment of ownership of such contracts. ALSO SEE Distributions and Tax Information in the Statement of Additional Information.

-----------------------
SHARE PRICE CALCULATION
-----------------------

The net asset value per share of the Portfolio is determined by subtracting the liabilities of the Portfolio from its assets, valued at market, and dividing the result by the number of outstanding shares. Shares of the Portfolio are sold and redeemed at the net asset value next determined after receipt by the transfer agent of the sales order or request for redemption in good order. There is no sales charge. Net asset value per share is computed as of the close of regular trading of the New York Stock Exchange (currently 1:00 P.M. Pacific Time) each day that the Exchange is open for trading.

For the purpose of computing the net asset value per share for the Bond Portfolio, securities are valued on the basis of valuations provided by a pricing service approved by the Trust's Board of Trustees. In general, portfolio securities are valued at the last reported sale price on the national exchange on which the securities are primarily traded, unless there are no transactions in which case they shall be valued at the last reported bid price. Securities traded over-the-counter are valued at the last sale price, unless there is no reported sale price in which case the last reported bid price will be used. Portfolio securities that are traded on a stock exchange and over-the-counter are valued according to the broadest and most representative market. For bonds and other fixed income securities, this usually is the over-the-counter market. Long-term corporate bonds and securities not traded on a national exchange shall be valued based on consideration of information with respect to transactions in similar securities, quotations from dealers and various relationships between securities. Other assets for which a representative value cannot be established are valued at their fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

------------------
RATINGS SUPPLEMENT
------------------



Ratings by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies ("S&P"), represent the respective opinions of those organizations as to the investment quality of the rated obligations. Investors should realize these ratings do not constitute a guarantee that the principal and interest payable under these obligations will be paid when due.


DESCRIPTION OF DEBT RATINGS

MOODY'S

Investment Grade:


Aaa -- Judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa -- Judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.



A -- Possess many favorable investment attributes and are to be considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.



Baa -- Considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have, in fact, speculative characteristics as well.

Non-Investment Grade:


Ba -- Judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Have poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.


C -- The lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.





S&P

Investment Grade:

AAA -- Highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


AA -- Very strong capacity to pay interest and repay principal. Differs from the highest rated issues only in small degree.


A -- Strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.




Non-Investment Grade:


BB, B, CCC, CC, and C -- Regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.


C1 -- Reserved for income bonds on which no interest is being paid.


D -- Payment default. The "D" rating category is used when interest payments are not made on the date and, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.


Plus(+) or Minus(-): Ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.